                                                                  Exhibit 10.3.1

                ADDENDUM TO EXHIBIT C OF LICENSE AGREEMENT BY AND
               BETWEEN S&P COMSTOCK, INC, AND FIRST INTERNATIONAL
                           FINANCIAL DATED 7/18/1997.
                                ACCOUNT # 088082

                  S&P Comstock shall allow FIRST INTERNATIONAL FINANCIAL, to operate a secondary site, listed below, where Exodus Communications, Inc. will maintain and service all of S&P Comstocks equipment and data. All S&P Comstocks data rights will be enforced and administered to by First Financial.

                  FIRST INTERNATIONAL FINANCIAL
                  C/O Exodus Communications, Inc.
                  34 Exchange Place, Harborside Plaza, 8th Floor
                  Jersey City, New Jersey, 07311

                  The additional fees for this application are as follows:

                            MONTHLY FEES

                 Site Fee                                 $  520
                 56k Communications Fee                   $  345
                 Installation Fees
                 ------------------------------------
                 56k Installation Fee                     $1,500

                  This addendum shall run concurrently with the original Subscriber Agreement. All other terms and conditions shall apply.

FIRST INTERNATIONAL FINANCIAL                 S&P COMSTOCK, INC.

By: /s/ Stuart Robson                         By: /s/ Paul S. Zinone

Title: Dir. Of Operations                     Title: V.P. of Sales

Date: Dec 17/97                               Date:  12/29/97